UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                         Allstate Financial Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
     [_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
          3)   Filing Party:

________________________________________________________________________________
          4)   Date Filed:

________________________________________________________________________________

                          ALLSTATE FINANCIAL LETTERHEAD

April 9, 2001


To our shareholders:


           We are pleased to invite you to attend the annual meeting of shareholders of Allstate Financial Corporation to be held on Tuesday May 1, 2001 at 9:30 a.m. at the Bank of America, Mezzanine Level, 8300 Greensboro Drive, McLean Virginia 22102.

           The enclosed Notice of Annual Meeting of Shareholders and Proxy Statement provide details of business to be conducted at this meeting. The significant restructuring approved by the shareholders at the shareholders meeting last year has been completed.

           As part of the ongoing transition for the company, the board has approved a resolution to change the company's name to Harbourton Financial Corporation. The approval of an amendment to the Company's Certificate of Incorporation to change its name to Harbourton Financial Corporation will be considered and voted on at this meeting.

           The Board of Directors and Management appreciate your ongoing support and hope you will be able to attend the upcoming shareholders meeting.


Sincerely,




/s/ David W. Campbell                      /s/ J. Kenneth McLendon
---------------------                       -----------------------
David W. Campbell                           J. Kenneth McLendon
Chairman of the Board                                President

                         ALLSTATE FINANCIAL CORPORATION
                              8180 Greensboro Drive
                                McLean, VA 22102
                        --------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To be Held on May 1, 2001

The Annual Meeting of Shareholders of Allstate Financial Corporation will be held at will be held at the Bank of America, Mezzanine Level, 8300 Greensboro Drive, McLean, VA 22102, at 9:30 a.m., Eastern Daylight Time, on May 1, 2001, for the following purposes:

1. The election of four directors, named in the accompanying Proxy Statement, to serve as the Board of Directors of the Company for a term of one year or until their respective successors are elected and qualified;

2. The approval of an amendment to the Company's Certificate of Incorporation to change the name of the Company to Harbourton Financial Corporation;

3. The ratification of the selection of Arthur Andersen, LLP as independent auditors for the year ending December 31, 2001.

4. To transact such other business as may properly come before the meeting. Except with respect to procedural matters incident to the conduct of the meeting, management is not aware of any other such business.

Shareholders of record of the Company as of the close of business on March 27, 2001 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

BY ORDER OF THE BOARD OF DIRECTORS



                                /s/ C. Fred Jackson
                                 C. Fred Jackson
                                    Secretary
McLean, Virginia
April 9, 2001


YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. YOU MAY REVOKE ANY PROXY GIVEN BY YOU IN WRITING OR IN PERSON AT ANY TIME BEFORE THE EXERCISE THEREOF.

                         ALLSTATE FINANCIAL CORPORATION

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                   May 1, 2001

The enclosed proxy is solicited by the Board of Directors of Allstate Financial Corporation (the "Company") for use at the Annual Meeting of Shareholders to be held at the Bank of America, Mezzanine Level, 8300 Greensboro Drive, McLean, VA 22102, at 9:30 a.m. on May 1, 2001, and at any adjournment thereof (the "Annual Meeting"). This proxy is first being sent to shareholders on April 9, 2001.

At the Annual Meeting, shareholders will be asked to consider and vote upon three proposals:

1. The election of four directors to serve for a term of one year or until their respective successors are elected and qualified ("Proposal 1");

2. The approval of an amendment to the Company's Certificate of Incorporation to change the name of the Company to Harbourton Financial Corporation ("Proposal 2");

3. The ratification of the selection of Arthur Andersen, LLP as independent auditors for the year ending December 31, 2001 ("Proposal 3")

In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies by telephone, facsimile, and telegraph or in person. None of these persons will receive additional compensation for such solicitation but will be reimbursed for actual expenses in connection therewith. Expenses in connection with the solicitation of proxies, including the reasonable expenses of brokers, fiduciaries and other nominees in forwarding proxy material, will be borne by the Company.

                                VOTING OF PROXIES

Each holder of the Company's common stock of record as of the close of business on the record date, March 27, 2001, is entitled to vote in person or by proxy on all matters to be voted upon at the Annual Meeting. As of the record date, the Company had 15,184,164 shares of common stock outstanding; each of which shares is entitled to one vote.

If a proxy in the accompanying form is properly executed and returned to the Company in time for the Annual Meeting and is not revoked prior to the time it is exercised, the shares represented by the proxy will be voted in accordance with the directions specified therein for the matters listed on the proxy card. Unless the proxy specifies that authority to vote is withheld, proxies will be voted FOR each Proposal and otherwise in the discretion of the proxy holders as to any other matter that may come before the Annual Meeting.

Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (1) filing with the Secretary of the Company written notice thereof, delivered to Allstate Financial Corporation, 8180 Greensboro Drive, Suite 525, McLean, VA 22102; (2) submitting a duly executed proxy bearing a later date; or (3) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

Directors are elected by a plurality of the votes cast with a quorum present. A quorum consists of shareholders representing, either in person or by proxy; a majority of the outstanding common stock entitled to vote at the meeting. Abstentions are considered in determining the presence of a quorum but will not affect the plurality vote required for the election of directors. Under rules of the New York Stock Exchange applicable to broker-dealers, each of the three proposals is considered a "discretionary" item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes."

The proposal to approve of an amendment to the Company's Certificate of Incorporation to change the name of the Company to Harbourton Financial Corporation requires the affirmative vote of the holders of at least a majority of the outstanding shares of the Company's common stock. Because of the required vote, abstentions will have the same effect as a vote against the proposals to approve the name change.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 27, 2001, the amount of common stock of the Company beneficially owned by: (1) each person known to the Company to be the beneficial owner of more than 5% of the aggregate shares of the Company's outstanding common stock, (2) each director of the Company, (3) each of the named executive officers in the Summary Compensation Table below, and (4) all executive officers and directors as a group.

(1) Beneficial owners of more than 5% of the Company's outstanding common stock:

                                  Common Shares
Name and Address                 Beneficially Owned             Percent of Class

Timothy G. Ewing (1, 2)
Ewing and Partners
Value Partners, Ltd.
4514 Cole Avenue, Suite 808
Dallas, Texas 75205                  12,983,263                        85.5%

(2) Directors:
                                  Common Shares
Name                            Beneficially Owned              Percent of Class

Timothy G. Ewing (1,2)               12,983,263                        85.5%
J. Kenneth McLendon                     308,826                         2.0%
David W. Campbell                        66,000                         0.4%
William H. Savage (3)                    71,385                         0.5%

(3) Executive officers who are not directors:
                                  Common Shares
Name                             Beneficially Owned             Percent of Class

C. Fred Jackson                          40,000                          0.3%
James M.  Cluett                         24,620                          0.2%
Paula M. Morgan                              0                             0%

(4) All  Executive  Officers and  Directors as a Group
(7 persons):
                                  Common Shares
                                 Beneficially Owned             Percent of Class

                                      13,448,709                        88.9%
--------
          1 Ewing & Partners, a Texas general partnership, is the general partner of Value Partners, Ltd. ("Value Partners"). Timothy G. Ewing is the general partner and the managing partner of Ewing & Partners. In addition, Ewing Asset Management, L.L.C., a Texas limited liability company ("EAM"), holds a 1% general partnership interest in Ewing & Partners. Mr. Ewing is the manager and 100% owner of EAM. The principal place of business for Ewing & Partners, EAM, and Mr. Ewing is the same as for Value Partners.

          2 Value Partners owns 12,868,263 shares, the remaining 115,000 shares are held by Mr. Ewing personally.

          3 Mr. Savage owns $100,000 of Convertible Subordinated Notes due 2003, which are currently convertible into 15,385 shares of` common stock, and are included in the table.

The amounts set forth in the tables above include 30,000 shares that may be received upon the exercise of stock options within 60 days of March 27, 2001 by Mr. Jackson.

The amounts in the table are based on filings or other information furnished by the respective individuals or entities. Under applicable regulations, shares are deemed to be beneficially owned by a person if he directly or indirectly has or shares the power to vote or dispose of the shares, whether or not he has any economic interest in the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares. Under applicable regulations, a person is deemed to have beneficial ownership of any shares of common stock which may be acquired within 60 days of March 27, 2001 pursuant to the exercise of outstanding stock options or convertible notes. Shares of common stock owned by such person or group are deemed to be outstanding for the purpose of computing the percentage of outstanding common stock owned by such person or group, but not deemed outstanding for the purpose of computing the percentage of common stock owned by any other person or group.

Change of Control and Recent Acquisition

On October 26, 2000, an aggregate principal amount of $4,331,000 of the Company's 10% Convertible Subordinated Notes due September 30, 2003 (the "Note"), together with $578,970 of accrued but unpaid interest at a negotiated default rate of 12.5% simple interest, were converted into 5,168,388 shares of newly issued common stock. The remaining $266,000 of Notes were brought current. Value Partners held Notes with a principal balance of $4,197,000 and received 5,008,481 shares of common stock as a result of the Notes conversion. Immediately following the Notes conversion, Value Partners held a total of 5,676,849 shares of common stock, representing 74.0% of the then currently outstanding shares. As a result, Value Partners is now deemed to be in control of the Company.

On November 30, 2000, the Company issued 7,516,160 shares of its common stock in connection with the acquisition of Harbourton Financial Corporation ("Harbourton"). Value Partners owned 95.7% of the outstanding common stock of Harbourton. Value Partners received 7,191,414 shares of Allstate common stock and $2,024,220.38 in cash for its shares of Harbourton common stock in connection with the merger of Harbourton into Allstate on November 30, 2000 (the "Merger"). Immediately following the Merger, Value Partners beneficially owned a total of 12,868,263 shares of common stock, representing 84.7% of the issued and outstanding shares. Subsequent to November 30, 2000, Mr. Ewing, a general partner of Ewing & Partners (which is the general partner of Value Partners) purchased additional shares of common stock.

The Company anticipates that Value Partners will vote all of its shares in favor of each of Proposals 1, 2 and 3, which will ensure that each of the Proposals is approved by the requisite vote.


    INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTORS AND EXECUTIVE OFFICERS


Proposal One

Election of Directors

The Company's Articles of Incorporation provide that the number of directors shall be ten or such lesser number, as the Board of Directors shall fix. The Board of Directors has fixed that number at four for purposes of the Annual Meeting. There is only one class of directors, and all the current directors will be candidates for election at the Annual Meeting.

Directors of the Company are elected to serve until the next annual meeting of the shareholders of the Company and until their respective successors are elected and qualified.

Mr. McLendon was appointed a director of the Company as of November 30, 2000 pursuant to the terms of the merger agreement between the Company and Harbourton.

Other than as set forth above, there are no arrangements or understandings between the Company and any person pursuant to which such person has been elected or nominated as a director, and no director or nominee for director is related to any other director, nominee for director or executive officer of the Company by blood, marriage or adoption.

Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

                                                                                 Director
Name                   Age     Principal Occupation and Other Directorships       Since
----                   ---     --------------------------------------------       -----
David W.  Campbell      54        Interim  CEO of the Company  from June 1998 to  1995
          January 1999,and from 1995 September through November 2000.  Chairman,
          Director  and CEO of Dominion  Savings  Bank in Front  Royal,  VA from
          January through August 2000. President and Chief Operating Officer and
          Director of Southern Financial  Bancorp,  Inc., and Southern Financial
          Bank in  Warrenton,  VA from April 1996 to June  1997;  President  and
          Chief  Executive   Officer  of  Ameribanc   Savings  Bank  ("ASB")  in
          Annandale, VA (June 1990 through March 1995); Executive Vice President and Chief Operating  Officer of ASB (1984 through June 1990);  also, a director of ASB (1988 through March 1995);  served as a Trustee of the
          Ameribanc   Investors  Group,  a  savings  and  loan  holding  company headquartered in Annandale, VA, from 1992 to March 1995.

Timothy G. Ewing      40       Managing partner of Ewing&Partners and manager of  2000
          Value Partners,  Ltd., a private  investment  partnership  since 1989.
          Vice-chairman  of the Board of  Directors of First  Fidelity  Bancorp,
          Inc.  and PSP Direct,  Inc.,  both of Irvine,  CA, and board member of
          Cherokee,  Inc. in Van Nuys,  CA.  Member of the Board of directors of the  Baylor  Health  Care  System  Foundation  in  Dallas,  TX and the
          executive  board of the Dallas Museum of Natural  History,  trustee of
          The Dallas Opera,  serves on the Council of Advisors to the Department of  Chemical  Engineering  at  Princeton  University.  Mr.  Ewing is a
          Chartered Financial Analyst.

                                       4

J. Kenneth  McLendon  51         President  and Chief  Executive  Officer of the  2000
          Company  since  November  2000 .  President,  CEO, and director of predecessor  of  Company  from  August  1996  through  November  2000.
          President  of American  Mortgage  Partners  and McLean  Partners  from
          January  1989  through  August  1996.  President,  CEO and Director of
          Congressional  Mortgage  Corporation from January 1980 through January
          1989.

William H. Savage     68         Chairman of Island Preservation Partnership,     1996
          developer of a 1,200 acre private,oceanfront retreat near Charleston,
          SC;President and Director of Richards United Corporation,a real estate investment  company  based in  Alexandria,  Virginia,  and Chairman of
          Orchids  Dominicana,  S.A., Santo Domingo,  D.R., which propagates and cultivates  orchid plants for the U.S.  market.  From 1994 to 1995, he was a Director of Jefferson  Federal  Savings Bank in  Warrenton,  VA.
          Prior to 1990,  he was the Chief  Executive  Officer  and  Trustee  of
          Ameribanc Investors Group, headquartered in Annandale, VA.


Executive Officers Who Are Not Directors

The following table sets forth certain information with respect to the current executive officers of the Company that are not directors. There are no arrangements or understandings between the Company and any such person pursuant to which such person was elected an executive officer of the Company, and no such officer is related to any director or officer of the Company by blood, marriage or adoption.

Name             Age    Principal Occupation During the Past Five Years

James G. Cluett 54 Senior Vice President of the Company since November 1996, including service with Harbourton prior to November 30, 2000. From 1990 through 1996 President of JMC Real Estate Services Corporation, a real estate asset company representing the equity interest in the development, financing and marketing of residential communities totaling more than 1,800 residential units and $320 million in sales revenue. Between 1985 and 1990, Senior Executive Officer for the National Housing Partnership (NHP), Washington, D.C., and President of NHP Joint Ventures, Inc. and NCHP Development Corporation, two NHP affiliates, representing equity interest in more than 25 residential projects in New York, New Jersey, Maryland, California, Arizona and Florida grossing over $550 million in real estate sales. From 1976 to 1985, CEO of Empire State Thrift Service Corporation, a wholly owned subsidiary of seven New York savings banks, engaged in real estate development and mortgage banking. Between 1970 and 1976, he rose to Senior Mortgage Officer and Vice President with Marine Midland Bank, underwriting and servicing a $100 million commercial and residential loan portfolio.

C.Fred Jackson   48         Senior Vice President,Secretary, Treasurer and Chief
          Financial Officer of the Company since March, 1999 Senior Vice President and Chief Credit Officer of the Company September 1998 March 1999. Independent consultant to the financial services industry from July 1997 through September 1998. Senior Vice President and CFO of HELIOS Management Co., Inc., a REIT management advisor, from September 1997 to September 1998. From October 1996 to June 1997, Senior Vice President and Chief Financial Officer of Jayhawk Acceptance Corp. From 1991 to 1996, employed by The Money Store Inc. most recently as Vice President, Finance.

Paula M. Morgan   45        Senior Vice President of the Company since August
          1996,including service with Harbourton prior to November 30, 2000. Responsible for all operational aspects including accounting, construction loan administration, servicing and investor reporting. Prior to August 1996 with Loyola Federal Savings Bank (now Suntrust
          Bank) for over 20 years, most recently Vice President/Controller responsible for the regulatory and public financial accounting, reporting for the subsidiary corporations and the Commercial Construction Department including development and implementation of all accounting policies and procedures and their impact upon operations, underwriting and origination of real estate loans and equity investments of their service corporation, including the evaluation of risk, review of market conditions, negotiation of proper loan structure and presentation of formal loan request to Loan Committee. BS in Accounting/Business Management from the University of Maryland, College Park. Ms. Morgan is a Certified Public Accountant and a member of the Maryland Association of Certified Public Accountants and the American Institute of CPA's.

Board and Committee Meetings

The Board of Directors held 18 telephonic or in person meetings (exclusive of committee meetings) during the preceding fiscal year. In addition, the Board of Directors has established four committees whose functions and current members are noted below. The Audit Committee, Compensation Committee, Nominating Committee, and the Executive Committee (collectively, the "Board Committees") are committees of the Board of Directors and consist solely of members of the Board of Directors. Each current director attended 75% or more of the aggregate number of meetings of the Board of Directors and Board Committees on which he served that were held during such period.

Executive Committee. The Executive Committee currently consists of Messrs. McLendon, Campbell, and Ewing, and was formed November 21, 2000. It did not meet during 2000. The Executive Committee has the authority between meetings of the Board of Directors to take action with respect to a variety of matters delegated by the Board of Directors that are considered to be in the ordinary course of the Company's business and to take all actions with respect to the management of the Company's business that require action of the Board of Directors, except with respect to certain matters that by law and the provisions of the Company's Certificate of Incorporation must be approved by the Board of Directors.

Audit Committee. The Audit Committee currently consists of directors Ewing and Savage. Each is a director who is not employed by the Company or affiliated with management. This committee is responsible for reviewing and helping to ensure the integrity of the Company's financial statements. Among other matters, the Audit Committee, with management and independent and internal auditors, reviews the adequacy of the Company's internal accounting controls that could significantly affect the Company's financial statements, reviews with the Company's independent accountants the scope of their audit, their report and their recommendations, and recommends the selection of the Company's independent accountants. The Audit Committee held one meeting during 2000.

Compensation Committee. The Compensation Committee currently consists of all of the members of the Board of Directors. The Compensation Committee establishes the compensation policies used in determining compensation of all executive officers, including members of the Board of Directors who are employees of the Company, and approves the terms of employment and compensation agreements, The Compensation Committee also administers the Company's 2000 Stock Option Plan. The Compensation Committee met once during 2000.

Nominating Committee. The Nominating Committee consists of all of the members of the Board of Directors. The Nominating Committee considers and makes nominations to the Board of Directors and the Board
Committees. The Nominating Committee met once during 2000.

Audit Committee Report

The members of the Audit Committee (the "Committee") have been appointed by the Board of Directors (the "Board"). The Committee is governed by a charter (attached as Exhibit A) which has been approved and adopted by the Board and is reviewed and reassessed annually by the Committee. The Committee is comprised of two directors, who meet the independence and experience requirements of the Nasdaq Stock Market, Inc. The Committee assists the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors. Management is responsible for the preparation and integrity of the Company's financial statements. The Committee reviewed the Company's audited financial statements for the year ended December 31, 2000 and met with both management and the Company's external auditors to discuss those financial statements. Management and the external auditors have represented to the Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Committee has received from and discussed with the external auditors their written disclosure and letter regarding their independence from the Company as required by Independence Standards Board Standard No. 1. The

Committee also discussed with the external auditors any matters required to be discussed by Statement on Auditing Standards No. 61. Based upon these reviews and discussions, the Committee has recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000.

Audit Committee

William H. Savage, Chairman
Timothy G. Ewing

Compensation of Directors

Beginning February 2001, directors who are not either officers of the Company or being paid a salary by the Company receive a fee of $2,000 per board meeting attended in person, plus reimbursement for their expenses associated with attending those meetings. Directors who are not either officers of the Company or being paid a salary by the Company also may receive a fee of $500 per board meeting attended by conference telephone call. The foregoing fees also apply to meetings of committees of the Board of Directors, unless such meetings are combined with a full board meeting, in which case no additional fees are paid.

Directors who are either officers of the Company or being paid a salary by the Company receive no other compensation for serving as directors, but are reimbursed for out-of-pocket expenses related to attending board or committee meetings.

David W. Campbell receives a salary of $12,000 per month as chairman of the Board of Directors of the Company, and is entitled to participate in any benefit plans generally made available to employees hired after the merger with Harbourton Financial Corp.

In  June  2000,  the  Company  adopted  the  2000  Restricted   Stock  Plan  for
Non-Employee Directors. An aggregate of 175,000 restricted shares of common stock were granted to the non-employee directors of the Company as compensation for services previously rendered in the amounts set forth below:
---------------------------------- ---------------------------
Name                                    Number of Shares
---------------------------------- ---------------------------
---------------------------------- ---------------------------

---------------------------------- ---------------------------
---------------------------------- ---------------------------
C. Scott Bartlett                            25,000
---------------------------------- ---------------------------
---------------------------------- ---------------------------
David W. Campbell                            50,000
---------------------------------- ---------------------------
---------------------------------- ---------------------------
Steven Lefkowitz                             25,000
---------------------------------- ---------------------------
---------------------------------- ---------------------------
Edward A. McNally                            25,000
---------------------------------- ---------------------------
---------------------------------- ---------------------------
William H. Savage                            25,000
---------------------------------- ---------------------------
---------------------------------- ---------------------------
Lindsay B. Trittipoe                         25,000


---------------------------------- ---------------------------
C. Scott Bartlett did not stand for reelection as a director at the Company's 2000 annual stockholders' meeting in August 2000.

For the period beginning June 2000 and ending with the merger of the Company with Harbourton Financial Corp., directors, other than Timothy G. Ewing (who was appointed to fill the vacancy caused by the resignation of Charles G. Johnson in September 2000) who were not either officers of the Company or being paid a salary by the Company were paid directors fees of $7,500 each. Directors Steven Lefkowitz, Edward A. McNally, and Lindsay B. Trittipoe resigned following the merger of the Company with Harbourton Financial Corp.

For the period beginning June 2000 and ending with his appointment as acting Chief Executive Officer in September 2000, David W. Campbell was paid a directors fee of $3,500. From the period January through and including September 2000, Mr. Campbell was paid a consulting fee of $2,500 per month. The total of such payments was $22,500.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides certain summary information concerning compensation paid or accrued by the Company for the years ended December 31, 2000, 1999 and 1998, to or on behalf of the Company's Chief Executive Officer and the most highly compensated executive officer of the Company whose total compensation exceeded $100,000 for the year ended December 31, 2000.

                                           Summary Compensation Table
                                          Annual Compensation       Long Term Compensation
                                                                             Awards
                                                                  Restricted    Securities
                                                                  Stock         Underlying       All Other
 Name and Principal Position(s)        Year   Salary($)   Bonus($) Award ($)  Options/ SARs ($) Compensation($)
 ------------------------------        ----   ---------   -------  ---------  ----------------- ----------------

J. Kenneth McLendon (1)                2000     11,538     41,000         -                  -  330(2)
Director, President, CEO

Charles G. Johnson (3)                 2000    156,743          -         -                  -      -
Director, President, CEO               1999    178,222          -         -             60,000  1,517(4)
                                       1998          -          -         -                  -  18,765(5)

David W. Campbell (6)                  2000     19,692          -    25,500                  -  26,000(7)
Interim CEO, Chairman of the           1999     83,032          -         -                  -  12,500(8)
Board of Directors                     1998     90,200          -         -                  -  9,964(9)

C. Fred Jackson                        2000    171,907          -         -                  -  4,578(4)
Secretary/Treasurer and CFO,           1999    178,500          -         -                  -  5,355(4)
Senior Credit Officer                  1998     69,598          -         -             30,000      -

          1 Mr. McLendon was appointed President and CEO on November 30, 2000. Amounts shown are for the period November 30-December 31, 2000.
          2 Represents premium on a Company paid life insurance policy.
          3 Mr. Johnson resigned as CEO on September 18, 2000.
          4 Company contribution to 401(k) plan.
          5 Consulting fee paid to Mr. Johnson prior to his employment.
          6 Interim CEO from June 29, 1998 to January 21, 1999, and from September 18, 2000 through November 30, 2000.
          7 Represents directors fees of $3,500 and consulting fees of $22,500. 8 Represents Consulting fees.
          9 Represents directors fees of $8,500, and Company contribution to 401(k) plan of $1,464.

Stock Options

None of the named executive officers received a grant of stock options during the preceding fiscal year ended December 31, 2000.



                 Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values



                                                                       Number of Securities        Value of Unexercised
                                                                      Underlying Unexercised        In-the Money
                                                                          Options/SARs at           Options/SARs
                           Shares Acquired                                 FY-End (#)               at FY-End ($)
                                                                          Exercisable/              Exercisable/
          Name             on Exercise (#)    Value Realized ($)         Unexercisable              Unexercisable
          ----             ---------------    ------------------         -------------              -------------
C. Fred Jackson                   -                    -                   30,000/-                   -/-

All options granted and reported in the above tables were made pursuant to the 1990 Qualified Stock Option Plan and have the following material terms:

Options are "incentive stock options" under Section 422 of the Internal Revenue Code of 1986. The per share exercise price of the common stock subject to an incentive stock option may not be less than the fair market value of the common stock on the date the option is granted. The aggregate fair market value (determined as of the date the option is granted) of the common stock that first becomes exercisable by any employee in any one calendar year pursuant to the exercise of incentive stock options may not exceed $100,000. No person who owns, directly or indirectly, at the time of the granting of an incentive stock option to him, 10% or more of the total combined voting power of all classes of stock of the Company (a "10% Stockholder") shall be eligible to receive any incentive stock options under the Plan unless the option price is at least 110% of the fair market value of the Common Stock subject to the option, determined on the date of the grant.

Incentive stock options granted under the Plan cannot be exercised more than ten years from the date of grant.

Employment Agreements

The Company is currently party to employment agreements with Messrs. McLendon, Cluett, and Jackson. The following sets forth their principal terms.

The agreement with J. Kenneth McLendon dated October 24, 2000 initially ends on December 31, 2002. Commencing January 1, 2002, the agreement's term is extended one day at the end of every day during the term, unless either party shall notify the other of its intention to stop such extensions, in which case the closing date of the term shall be one year from the date of such notice. The agreement provides Mr. McLendon with a base salary of $150,000 and an annual bonus predicated upon achieving mutually agreed earnings targets, provides for the payment of premiums on $1 million of life insurance payable to beneficiaries chosen by Mr. McLendon, obligates the Company to provide Mr. McLendon with an automobile allowance of $500 per month, requires the Company to include Mr. McLendon in any benefit plans generally made available to employees, and provides for certain death and disability benefits. The agreement contains confidentiality and non-compete provisions and provides reimbursement of bona fide business expenses. In addition, if Mr. McLendon's employment is terminated either by the Company or by Mr. McLendon for Good Reason (as defined in the agreement), for other than death, disability or cause or following certain adverse actions subsequent to a Business Combination or Change of Control, then Mr. McLendon will receive severance equal to (1) a lump sum payment equal to the greater of his salary for the remainder of the agreement term or for one year,

(2) any declared but unpaid bonus plus a prorated bonus for the year of termination and (3) various fringe benefits, including his automobile allowance, for one year. For purposes of this agreement, "Business Combination" shall mean
(a) a merger, consolidation or any other business combination of the Company with any non-affiliated party, (b) the disposition of all or substantially all of the securities, business or assets of the Company or (c) a joint venture, reorganization or other transaction (or series of transactions) as a result of which all or substantially all of the business or assets of the Company are transferred, with or without a Change of Control, or any other similar corporate combination or transaction (or series of related transactions). For purposes of this agreement, a "Change of Control" shall mean a transaction (or series of transactions) or other event (or series of events) that results in the acquisition of a controlling interest in the Company by a person or entity (or group of persons and/or entities) that did not have a controlling interest prior to such transaction (or series of transactions) or event (or series of events). As used in the preceding sentence, the term "controlling interest" means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities, by contract or otherwise); provided that, in any event, any person or entity (or group of persons and/or entities) which beneficially acquires, directly or indirectly, 25% or more (in number of votes) of the securities having ordinary voting power for the election of directors of the Company shall be conclusively presumed to have a controlling interest in the Company. "Good Reason" is defined in this agreement to include (1) any material breach of the agreement by the Company, including failure to elect or re-elect Mr. McLendon as a director, (2) failure to obtain the agreement of any successor to perform the agreement in the event of a Business Combination or Change in Control in which the Company is not the surviving entity, and (3) following a Business Combination or Change in Control, the assignment of duties inconsistent with the employee's position or any reduction in the employee's authority or direct support. The Company assumed this agreement in connection with the acquisition of Harbourton. The merger of Harbourton into the Company did not constitute a Business Combination or Change in Control under this employment agreement.

The Company's employment agreement with James M. Cluett, the Company's Senior Vice President, is dated October 24, 2000 and initially ends on December 31, 2002. Commencing January 1, 2002 the agreement's term is extended one day at the end of every day during the term, unless either party shall notify the other of its intention to stop such extensions, in which case the closing date of the term shall be one year from the date of such notice. The agreement provides Mr. Cluett with a base salary of $128,000 and an annual bonus predicated upon achieving mutually agreed earnings targets, obligates the Company to provide Mr. Cluett with an automobile allowance of $500 per month, requires the Company to include Mr. Cluett in any benefit plans generally made available to employees, and provides for certain death and disability benefits. The agreement contains confidentiality and non-compete provisions and provides reimbursement of bona fide business expenses. In addition, if Mr. Cluett's employment is terminated either by the Company or by Mr. Cluett for Good Reason (as defined in the agreement), for other than death, disability or cause or following certain adverse actions subsequent to a Business Combination or Change of Control, then Mr. Cluett will receive severance equal to (1) a lump sum payment equal the greater of his salary for the remainder of the agreement term or for one year,
(2) any declared but unpaid bonus plus a bonus for the year of  termination  and
(3) various fringe benefits, including his automobile allowance, for one year. For purposes of this agreement, the terms Business Combination and Change of Control are similar to those for Mr. McLendon. "Good Reason" is defined in this agreement to include (1) any material breach of the agreement by the Company,
(2) failure to obtain the agreement of any successor to perform the agreement in the event of a Business Combination or Change in Control in which the Company is not the surviving entity, and (3) following a Business Combination or Change in Control, the assignment of duties inconsistent with the employee's position or any reduction in the employee's authority or direct support. The Company assumed this agreement in connection with the acquisition of Harbourton. The merger of Harbourton into the Company did not constitute a Business Combination or Change in Control under this employment agreement.

The Company is also a party to an employment agreement with C. Fred Jackson, the Company's Senior Vice President. The agreement dated September 1, 1998 provides Mr. Jackson with a base salary of $175,000, and has a term of one year that is extended one day at the end of every day during the term, unless either party shall notify the other of its intention to stop such extensions, in which case the closing date of the term shall be one year from the date of such notice. On January 10, 2001, the Company gave notice, establishing January 10, 2002 as the expiration date of the agreement and Mr. Jackson's last day of employment. Pursuant to the agreement, Mr. Jackson received a grant of 30,000 incentive stock options with an exercise price of $5.00 per share. Said options will expire three months after the termination of employment. The agreement contains confidentiality and non-compete provisions, obligates the Company to provide Mr. Jackson with an automobile allowance of $500 per month, requires the Company to include Mr. Jackson in any benefit plans generally made available to employees, and provides for certain death and disability benefits. In addition, if Mr. Jackson's employment is terminated either by the Company or by Mr. Jackson himself for other than death, disability or cause or following certain adverse actions subsequent to a Business Combination or Change of Control, then Mr. Jackson will receive severance equal to (1) a lump sum payment equal to his base salary for one year, and (2) various fringe benefits, including his bonuses and automobile allowance, for one year. For purposes of this agreement, the terms Business Combination and Change of Control are the similar to those for Mr. McLendon.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 ("1934 Act") requires the Company's officers and directors, and persons who own more than ten percent of its Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than ten percent stockholders are required by the Commission to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely on its review of the copies of such forms received by it, and written representations from certain reporting persons, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent stockholders were complied with during 2000.


Proposal Two
                          CHANGE OF THE COMPANY'S NAME

The Company proposes amend its Certificate of Incorporation to change its name to Harbourton Financial Corporation. The Board of Directors has unanimously approved, subject to stockholder approval, an amendment to the Company's Certificate of Incorporation to change its name to Harbourton Financial Corporation. This name change reflects the Board of Directors' decision to focus on the business of lending to builder/developers. The Board of Directors believes that given the Company's recently completed restructuring and its focus on a new business model it is desirable that it adopt a corporate name other than one that is associated with its factoring and commercial finance businesses. The Company will apply to change its current ticker symbol if the name change is approved by the shareholders, and the appropriate public announcements will be made. Stockholders will not be required to submit their stock certificates for exchange. Following the effective date of the amendment changing the name of the Company, all new stock certificates issued by the Company will be bear the new name. The affirmative vote of the holders of a majority of the outstanding shares of the stock is required for the approval of this proposal.

The Board of Directors recommends that you vote FOR the amendment of the Company's Certificate of Incorporation to change its name to Harbourton Financial Corporation.

Proposal Three

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors of the Company has appointed Arthur Andersen, LLP as independent auditors for the year ending December 31, 2001. Representatives of Arthur Andersen, LLP are expected to be present at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if they desire to do so.

Arthur Andersen has advised the Company that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. In determining whether to appoint Arthur Andersen as the Company's auditors, the Company's Audit Committee considered whether the provision of services, other than auditing services, by Arthur Anderson is compatible with maintaining the auditor's independence. In addition to performing auditing services, the Company's auditors performed tax compliance and consultation and accounting consultation services for the Company in 2000. The Audit Committee believes that Arthur Andersen's performance of these other services is compatible with maintaining the auditor's independence.

Audit Fees

The aggregate amount of fees billed by Arthur Andersen for its audit of our annual financial statements for 2000 and for its reviews of our unaudited interim financial statements included in reports filed by the Company under the 1934 Act during 2000 was $65,000.

Financial Information Systems Design and Implementation

The Company did not engage or pay any fees to Arthur Andersen with respect to the provision of financial information systems design and implementation services during 2000.

All Other Fees

The aggregate amount of fees billed by Arthur Andersen for all other services rendered to us during 2000 was $25,300. These services consisted primarily of tax compliance and consultation and accounting consultation services for the Company in 2000.

Changes in Auditors

Our prior independent auditors were McGladrey & Pullen, LLP for 1999 and Deloitte & Touche LLP for 1998. As of May 18, 1999, the Company dismissed its former independent auditors, Deloitte & Touche, and engaged McGladrey & Pullen. As of December 4, 2000, the Company dismissed McGladrey & Pullen and engaged Arthur Andersen as its independent certified public accountants. The decisions to change auditors were recommended and approved by the Company's audit committee and ratified by the Company's Board of Directors. The decision to engage Arthur Andersen was based on Arthur Andersen's service as the independent certified public accountants of Harbourton prior to the merger of Harbourton into the Company.

The decisions to dismiss Deloitte & Touche and McGladrey & Pullen were not due to any disagreements with those firms as to any matters of accounting principles or practices, financial statements disclosure, or audit scope or procedure. McGladrey & Pullen's report on the financial statements for 1999 and Deloitte & Touche's report on the financial statements for 1998 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During 1999 and 1998 and the interim period in 2000 preceding the dismissal of McGladrey & Pullen, there were no disagreements with McGladrey & Pullen or Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of those firms, would have caused either of those firms to make a reference to the subject matter of the disagreements in connection with its report.

During 1999 and 1998 and the interim period in 2000 preceding McGladrey & Pullen's dismissal, neither McGladrey & Pullen nor Deloitte & Touche advised the Company of any of the following:

          (A) that the internal controls necessary for the Company to develop reliable financial statements did not exist;

         (B) that information had come to such firm's attention that made it unwilling to rely on management's representations, or that made it unwilling to be associated with the financial statements prepared by management; or

         (C)(1) of the need to expand significantly the scope of the Company's audit, or that information had come to such firm's attention during such time period that caused it to conclude would, or if further investigated might, materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the then most recent financial statements covered by an audit report (including information that might preclude it from issuing an unqualified audit report on those financial statements), and (2) the issue was not resolved to such firm's satisfaction prior to its dismissal.

During 1999 and 1998 and the interim period in 2000 preceding the dismissal of McGladrey & Pullen, neither the Company nor anyone acting on its behalf consulted Arthur Andersen regarding (1) either the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements (and neither written nor oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue); or (2) any matter that was the subject of a disagreement or a reportable event of a nature set forth above.

The Board of Directors recommends that you vote FOR the ratification of the appointment of Arthur Andersen as independent auditors for the year ending December 31, 2001.

                              SHAREHOLDER PROPOSALS


Any proposal which a shareholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of shareholders of the Company, which is scheduled to be held in May 2002, must be received at the principal executive offices of the Company, 8180 Greensboro Drive, Suite 525,McLean, VA 22102, Attention: Corporate Secretary, no later than August 4, 2001, which date is 120 days after the mailing of this proxy. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the 1934 Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders. It is urged that any such proposals be sent by certified mail, return receipt requested.


                                 ANNUAL REPORTS

A copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000 accompanies this Proxy Statement. The Form 10-KSB includes a list of the exhibits that have been filed with the Securities and Exchange Commission under the 1934 Act. The Form 10-KSB is not part of the proxy solicitation materials.


                                  OTHER MATTERS

Each proxy solicited hereby also confers discretionary authority on the Board of Directors of the Company to vote the proxy with respect to the approval of the minutes of the last meeting of shareholders, the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business that may properly come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.



               PLEASE PROMPTLY SIGN, DATE AND RETURN YOUR PROXY IN

                       THE ENCLOSED POSTAGE PAID ENVELOPE.

                 ALLSTATE FINANCIAL CORPORATION REVOCABLE PROXY


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ALLSTATE
         FINANCIAL   CORPORATION   FOR  USE  ONLY  AT  THE  ANNUAL   MEETING  OF
         SHAREHOLDERS TO BE HELD ON MAY 1, 2001 AND AT ANY ADJOURNMENT THEREOF.


         The undersigned hereby appoints the Board of Directors of the Company, or any successors thereto, as proxies, with full powers of substitution, to vote the shares of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Bank of America, 8300 Greensboro Drive, McLean, VA 22102 on May 1, 2001 at 9:30 a.m., Eastern Time, or at any adjournment thereof, with all the powers that the undersigned would possess if personally present, as follows:

         1. Election of Directors

         FOR all nominees listed below                    WITHHOLD authority to
         (except as marked to the                         vote for all nominees
             contrary below)                              listed below

          Nominees for one-year term: David W. Campbell, Timothy. G. Ewing, J. Kenneth McLendon, William H. Savage

         To withhold authority to vote for some but not all of the nominees, write the name of the nominee(s) in the space provided below:


          --------------------------------------------------------------------

          2. Approval of a change of the Company's name to Harbourton Financial Corporation.

           FOR                       AGAINST                            ABSTAIN


          3. Ratification of the appointment of Arthur Andersen, LLP as independent auditors for the year ending December 31, 2001.

           FOR                       AGAINST                            ABSTAIN


         The Board of Directors recommends that you vote FOR the Board of Directors' nominees and FOR each of the proposals listed above. Shares of common stock of the Company will be voted as specified. If no specification is made, shares will be voted for the election of the Board of Directors' nominees to the Board of Directors, FOR proposals 2 and 3 and otherwise at the discretion of the proxies. This proxy may not be voted for any person who is not a nominee of the Board of Directors of the Company. This proxy may be revoked at any time before it is exercised.

         The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Allstate Financial Corporation called for May 1,2001, a Proxy Statement for the Annual Meeting and the 2000 Annual Report on Form 10-KSB.

         PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

                 Dated:                                                  , 2001
                      ------------------------------------------------





                 Signature(s)


         Please sign exactly as your name(s) appear on this Proxy. Only one signature is required in the case of a joint account. When signing in a representative capacity, please give title.

                                       A-1
                                    Exhibit A


                         ALLSTATE FINANCIAL CORPORATION
                             Audit Committee Charter

Charter

This Audit Committee Charter (Charter) has been adopted by the Board of Directors (the Board) Allstate Financial Corporation (the Company). The Audit Committee of the Board (the Committee) shall review and reassess this charter annually and recommend any proposed changes to the Board for approval.

Mission:

The mission of the Committee is to assist the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control, and financial reporting practices of the Company. It may also have such other duties as may from time to time be assigned to it by the Board.

Membership:

The Committee shall be comprised of at least two active directors of the Company who are each free of any relationship that, in the opinion of the Board, may interfere with such member's individual exercise of independent judgment. Each Committee member shall also meet the independence and financial literacy requirements for serving on audit committees, and at least one member shall have accounting or related financial management expertise, all as set forth in the applicable rules of the Nasdaq/American Stock Exchange.

One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making reports to the Board.

Meetings:

The Committee shall meet at least annually, more frequently if requested by a Committee member or a Director. The committee members shall meet separately with the Company's independent public accountants with no members of management present. The Committee shall report to the Board on the major items covered at each meeting and shall make recommendations to the Board and management as appropriate.

The Committee shall maintain free and open communication with the independent auditors and Company management. In discharging its oversight role, the Committee is empowered to investigate any matter relating to the Company's accounting, auditing, internal control, or financial reporting practices brought to its attention, with full access to all Company books, records, facilities, and personnel

                                      A-2
Responsibilities

The Committee shall be responsible for:

o Recommending to the Board the independent auditors to be retained (or nominated for shareholder approval) to audit the financial statements of the Company. Such auditors are ultimately accountable to the Board and the Committee, as representatives of the shareholders.

o        Evaluating,  together with the Board and management, the performance of
         the  independent  auditors  and,  where  appropriate,   replacing  such
         auditors.

o Obtaining annually from the independent auditors a formal written statement describing all relationships between the auditors and the Company, consistent with Independence Standards Board Standard Number
         1. The Committee shall actively engage in a dialogue with the independent auditors with respect to any relationships that may impact the objectivity and independence of the auditors and shall take, or recommend that the Board take, appropriate actions to oversee and satisfy itself as to the auditors' independence.

o Reviewing the audited financial statements and discussing them with management and the independent auditors. These discussions shall include the matters required to be discussed under Statement of Auditing Standards No. 61 and consideration of the quality of the Company's accounting principles as applied in its financial reporting, including a review of particularly sensitive accounting estimates, reserves and accruals, judgmental areas, audit adjustments (whether or not recorded), and other such inquiries as the Committee or the independent auditors shall deem appropriate. Based on these reviews and discussions, the Committee shall recommend to the Board whether the audited financials be included in the Company's Annual Report on Form 10-KSB.

o Annually issuing a report to be included in the Company's proxy statement as required by the rules of the Securities and Exchange Commission.

o Reviewing any alleged fraudulent actions or violations of law reported by internal compliance programs or, under the terms of the Private Securities Litigation Reform Act of 1995, by the independent auditors.

o Overseeing the relationship with the independent auditors, including discussing with the auditors the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditors full access to the Committee (and the Board) to report on any and all appropriate matters.

o Discussing with management and/or the Company's general counsel any legal matters (including the status of pending litigation) that may have a material impact on the Company's financial statements and any material reports or inquiries from regulatory or governmental agencies.


The Committee's job is one of oversight. Management is responsible for the preparation of the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee and the Board recognize that management (including the internal audit staff) and the independent auditors have more resources and time and more detailed knowledge and information regarding the Company's accounting, auditing, internal control and financial reporting practices than the Committee does; accordingly, the Committee's oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Company to its shareholders and others.